AMG Managers Fairpointe Focused Equity Fund

(formerly ASTON/Fairpointe Focused Equity Fund)

Summary Prospectus – March 1, 2016 (As revised October 1, 2016)	Ticker: Class N–AFPTX, Class I–AFFEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800-835-3879 or by sending an e-mail to shareholderservices@amg.com. The Fund’s prospectus, dated February 29, 2016, as supplemented July 28, 2016, August 26, 2016 and September 30, 2016, and statement of additional information, dated February 29, 2016, as supplemented April 1, 2016, July 28, 2016, August 26, 2016 and September 30, 2016, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees(a)	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a),(b)	1.87%	1.87%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.83%	2.58%
Fee Waiver and/or Expense Reimbursement(c)	(1.67)%	(1.67)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	1.16%	0.91%
(a)	Expense information has been restated to reflect current fees.
(b)

Other expenses have been restated to reflect applicable organizational fees for the current fiscal year and will differ from the expenses shown in the annual report for the fiscal year ended October 31, 2015.

(c)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2018, to the extent that operating expenses exceed 0.82% of the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to February 28, 2018, the arrangement may be amended or terminated only by a vote of the Board of Trustees of AMG Funds IV. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped in each period through February 28, 2018.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$118	$649	$1,280	$2,982
Class I Shares	93	572	1,153	2,734

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from December 23, 2014, when the Fund commenced investment operations, through the Fund’s fiscal year end on October 31, 2015, the Fund’s portfolio turnover rate was 0.91%.

AMG Funds	1	Summary Prospectus

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that the subadviser believes to be trading at a significant discount to intrinsic value. The Fund typically expects to invest in companies having a market capitalization at the time of acquisition within the capitalization range of the Russell 1000 Index, which as of December 31, 2015 was approximately $383 million to $606 billion. The subadviser selects stocks based on bottom-up fundamental analysis.

Important investment criteria include:

■	Compelling valuation
■	Attractive business model
■	Experienced management

The Fund may also invest in equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through depositary receipts).

To manage risk, the subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

AMG Funds	2	Summary Prospectus

FUND PERFORMANCE

The bar chart shows the performance of the Class N shares of the Fund for the period shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.amgfunds.com, or by calling toll-free 800-835-3879. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/15	3.43%
Worst quarter:	09/15	(14.36)%

The following table indicates how the Fund’s average annual returns for the calendar period compared to the returns of a broad based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	AMG Managers Fairpointe Focused Equity Fund
	1 Year	Since Inception
Class N Shares (Inception 12/24/14):
Return Before Taxes	(10.97)%	(11.62)%
Return After Taxes on Distributions	(11.17)%	(11.81)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.04)%	(8.85)%
Class I Shares (Inception 12/24/14):
Return Before Taxes	(10.77)%	(11.43)%
Russell 1000 Index (Reflects no deduction for taxes, expenses or fees.)	0.92%	(0.06)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

AMG Funds LLC serves as the investment adviser to the Fund. Fairpointe Capital LLC (“Fairpointe”) serves as the subadviser to the Fund.

Mr. Robert S. Burnstine, co-founder, President and portfolio manager of Fairpointe, serves as Lead Portfolio Manager of the Fund. Ms. Thyra E. Zerhusen, founder, Chief Executive Officer and Chief Investment Officer of Fairpointe serves as Co-Portfolio Manager of the Fund. Mr. Burnstine and Ms. Zerhusen have served as the Fund’s portfolio managers since the Fund’s inception in December 2014. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (AMG Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769), wire transfer, online access (www.amgfunds.com), or by telephone (800-548-4539). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$100
Individual Retirement Accounts (IRAs)	$1,000	$100
Education Savings Accounts (ESAs)	$1,000	$100
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$100
Class I—Regular Accounts	$100,000	$1,000
Individual Retirement Accounts (IRAs)	$50,000	$1,000

AMG Funds	3	Summary Prospectus

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FFE1016

AMG Funds	4	Summary Prospectus